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                                                                   EXHIBIT 10.13

                        ASSIGNMENT AND NOVATION AGREEMENT


THIS AGREEMENT made as of the 11th day of November, 1998 between:



                       TIMBERWOLF RESOURCES LTD.,
                       a corporation having an office in
                       Calgary, Alberta (the "Assignor")


                                     -and -


                       GEOCAN ENERGY INC.,
                       a corporation having an office in
                       Calgary, Alberta (the "Assignee")


                                     -and -


                       PROGAS LIMITED,
                       a corporation having an office in
                       Calgary, Alberta ("ProGas")


BACKGROUND:


         The Assignor and ProGas are parties to, or successors in interest to the parties to a gas purchase contract, as amended;


         The Assignor conveyed to the Assignee, all of the Assignor's right, title, and interest in the petroleum and natural gas rights and related interests which are the subject of the gas purchase contract;


         The Assignee has agreed to assume all of the obligations of the Assignor under the gas purchase contract and secure all of the benefits under that contract.




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THEREFORE, in consideration of the mutually beneficial terms and conditions contained here, the parties agree:


         1. The Assignor and ProGas are parties to, or successors in interest to the parties to, a gas purchase contract, as amended, described in Schedule "A" (the "Gas Purchase Contract").


         2. All terms not specifically defined in this Agreement shall have the same meaning as defined in the Gas Purchase Contract. For the purpose of this Agreement, the following words and terms will have the following meaning:


                  (a) "Assigned Interest" means all of the Assignor's right, title and interest in the Gas Purchase Contract;


                  (b) "Execution Date" means the date by which this Agreement has been executed by the Assignor, the Assignee and ProGas; and


                  (c) "Transfer Date" means July 1, 1998, the date upon which the Assignor assigned and transferred the Assigned Interest to the Assignee.


         3.       The Assignor, Assignee and ProGas agree that:


                  (a) Subject to section 3(d), Assignor and Assignee acknowledge and represent that the Assignor has assigned and transferred the Assigned


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                           Interest to Assignee for their sole use and benefit
                           as of the Transfer Date.


                  (b) Subject to section 3(d), Assignee shall replace Assignor as a party to the Gas Purchase Contract with respect to the Assigned Interest from the Transfer Date.


                  (c)      Only insofar as ProGas is concerned:


                           (i) Subject to section 3(d), Assignee shall be required to perform all terms, covenants and obligations in the Gas Purchase Contract with regard to the Assigned Interest after the Transfer Date; and


                           (ii) Assignor shall retain and be entitled to hold and enforce all rights, benefits and privileges under the Gas Purchase Contract with respect to the Assigned Interest prior to the Transfer Date; and


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                           (iii)    Subject to section 3(d), Assignee shall be
                                    entitled to hold and enforce all of the
                                    rights, benefits and privileges under the Gas Purchase Contract with respect to the Assigned Interest after the Transfer Date.


                  (d) Assignor acts as trustee for and duly authorized agent of Assignee, after the Transfer Date and prior to the Execution Date, in all matters relating to the Assigned Interest under the Gas Purchase Contract (including, without limitation, all accounting and conduct of operations, ProGas' requests or nominations for gas, the disposition of production, and the receipt and giving of all invoices and payments required or permitted under the Gas Purchase Contract). Assignee, for the benefit of ProGas, ratifies, adopts and confirms all acts or omissions of the Assignor in their capacity as trustee and agent after the Transfer Date and prior to the Execution Date. The Assignee waives any claim they may have against ProGas by reason of any payment by ProGas to Assignor, as Seller under the Gas Purchase Contract, after the Transfer Date and prior to the Execution Date. ProGas agrees to recognize and accept Assignor as trustee and agent for Assignee for this period.


                  (e)      As of the Transfer Date, ProGas:


                           (i) consents to the assignment of the Assigned Interest from the Assignor to the Assignee;



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                           (ii)     subject to section 3(d), releases and
                                    discharges Assignor from the observance and performance of all terms and covenants of the Gas Purchase Contract and all obligations and liabilities which accrue after the Transfer Date under the Gas Purchase Contract with respect to the Assigned Interest; and


                           (iii) does not release and discharge Assignor from any obligation or liability which had accrued prior to the Transfer Date or which does not relate to the Assigned Interest.


                  (f)      As of the Transfer Date, Assignee:


                           (i) subject to section 3(d), releases and discharges Assignor from the observance and performance of all terms and covenants of the Gas Purchase Contract and all obligations and liabilities which accrue after the Transfer Date under the Gas Purchase Contract with respect to the Assigned Interest; and


                           (ii) does not release and discharge Assignor from any obligation or liability which had accrued prior to the Transfer Date or which does not relate to the Assigned Interest.


                  (g) The Gas Purchase Contract shall continue in full force and effect from the Transfer Date with Assignee made a party to the Gas Purchase Contract to the extent of the Assigned Interest, subject to section 3(d).


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         4.       Assignor and Assignee shall be solely responsible for any
                  adjustment between themselves with respect to the Assigned Interest as to revenues, benefits, costs, obligations or indemnities which accrue prior to Execution Date.


         5. The parties to the Gas Purchase Contract acknowledge and agree that gas delivered under the Gas Purchase Contract will be delivered to ProGas in a common stream with other gas.


         6. The address of the Assignee for notices and other communications under the Gas Purchase Contract shall be:


                                   GEOCAN Energy Inc.
                                   Suite 800, 717 - 7th Avenue S.W.
                                   Calgary, Alberta
                                   T2P 0Z3


         7. The Assignor and the Assignee shall, from time to time, without further consideration, do and perform all further acts and execute and deliver all further assignments, notices, releases and other documents and instruments as may reasonably be required to fully effect or maintain this Agreement.


         8. This Agreement shall enure to the benefit of and be binding upon the parties and their respective successors and assigns.


         9. The Gas Purchase Contract, as modified or amended, is ratified and confirmed.

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         10.      This Agreement may be executed in counterpart, no one copy of which need be executed by all parties. When a counterpart has been executed by each of the parties, all copies together shall constitute one agreement and shall be a valid and binding agreement between the parties.



THEREFORE, the parties have executed this Agreement, effective as of the date by which this Agreement has been executed by all parties.


TIMBERWOLF RESOURCES LTD.              GEOCAN ENERGY INC.

Per: /s/ WAYNE WADLEY                  Per: [ILLEGIBLE]
    ------------------------------         -------------------------------
         WAYNE WADLEY

Title: PRESIDENT                       Title: CFO
      ----------------------------           -----------------------------


Per:                                   Per: [ILLEGIBLE]
    ------------------------------         -------------------------------

Title:                                 Title: VP
      ----------------------------           -----------------------------


Date Executed: November 22, 1998       Date Executed: November 20, 1998
              --------------------                   ---------------------



Per: /s/ M-J BUCKLEY
    ------------------------------
         M-J BUCKLEY

Title: MANAGER, GAS SUPPLY
      ----------------------------

Per: /s/ J.A. VAN EGTEREN
    ------------------------------
         J.A. VAN EGTEREN

Title: VICE PRESIDENT,
       SUPPLY AND PLANNING
      ----------------------------

Date Executed: December 12, 2002
              --------------------


This is the execution page to that Assignment and Novation Agreement between Timberwolf Resources Ltd., GEOCAN Energy Inc., and ProGas Limited dated as of November 11, 1998.

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                                  SCHEDULE "A"

This is Schedule "A" attached to and made part of that Assignment and Novation Agreement dated as of November 11, 1998, between Timberwolf Resources Ltd. (as "Assignor"), GEOCAN Energy Inc. (as "Assignee"), and ProGas Limited:


         Gas Purchase Contract dated November 1, 1997, as amended, between Timberwolf Resources Ltd. and ProGas Limited.